UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2010
ROBERTSON GLOBAL HEALTH SOLUTIONS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-6428	88-0105586

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4215 Fashion Square Blvd. Suite 3 Saginaw, Michigan	48603

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 799-8720
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 13, 2010, Robertson Global Health Solutions Corporation (the “Registrant”) and its wholly-owned subsidiary, ASI Land Holdings, Inc. (“ASI Land,” collectively with Registrant, the “Sellers”) entered into a letter agreement (the “Letter Agreement”) to sell (a) three parcels of unimproved real property described on Exhibit 99.1 hereto, and (b) warrants to purchase 150,000 shares of the common stock of the Registrant to Triple LATS LLC (“Triple LATS”) at $2.50 per share (the “Warrants”) for a total purchase price of $900,000. Triple LATS is owned and managed by Jerry E. Polis, who resigned as a member of the Board of Directors of the Registrant in July of 2010. Mr. Polis is also the beneficial owner of approximately 5.6% of the Registrant’s issued and outstanding common stock.
The Letter Agreement and the Escrow Agreement attached thereto provide that the purchase price, deeds to the parcels and the Warrants will be placed into escrow with Nevada Title Company. The following table summarizes the terms of release of the escrow:

10/15/2010	$5,000	Brokerage commission payable to Las Vegas Investments & Realty, Inc.
	$50,000	Payable directly to creditors to repay indebtedness owed by Registrant
	$95,000	Payable to ASI Land

11/15/2010	$5,000	Brokerage commission payable to Las Vegas Investments & Realty, Inc.
	$50,000	Payable directly to creditors to repay indebtedness owed by Registrant
	$95,000	Payable to ASI Land
	—	Property “Simmons and San Miguel” is released to Triple LATS
	—	Warrant to purchase 50,000 shares of common stock of the Registrant at $2.50 per share is issued to Triple LATS. Warrant is immediately exercisable and expires November 15, 2015.

12/15/2010	$5,000	Brokerage commission payable to Las Vegas Investments & Realty, Inc.
	$25,000	Payable directly to a creditor to repay indebtedness owned by Registrant
	$120,000	Payable to ASI Land

1/14/2011	$5,000	Brokerage commission payable to Las Vegas Investments & Realty, Inc.
	$25,000	Payable directly to a creditor to repay indebtedness owed by Registrant
	$120,000	Payable to ASI Land
	—	Property “Eagle and La Madre” is released to Triple LATS
	—	Warrant to purchase 50,000 shares of common stock of the Registrant at $2.50 per share is issued to Triple LATS. Warrant is immediately exercisable and expires January 14, 2016.

2/15/2011	$5,000	Brokerage commission payable to Las Vegas Investments & Realty, Inc.
	$145,000	Payable to ASI Land

03/15/2011	$150,000	Payable to ASI Land
	—	Property “Lamb and Owens” is released to Triple LATS
	—	Warrant to purchase 50,000 shares of common stock of the Registrant at $2.50 per share is issued to Triple LATS. Warrant is immediately exercisable and expires March 15, 2016.
Item 3.02 Unregistered Sales of Equity Securities
The information contained in response to Item 1.01 above is incorporated in response to this Item 3.02 by reference. The offer and sale of the Warrants was made to an accredited investor in a private offering in reliance upon exemptions from registration provided for in Sections 4(6) and 4(2) of the Securities Act of 1933, including Regulation D promulgated thereunder.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are included with this Current Report on Form 8-K.

Exhibit 10.1	Letter Agreement dated October 14, 2010 regarding sale of parcels and exhibit thereto

Exhibit 99.1	Description of Parcels

SIGNATURES
In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robertson Global Health Solutions Corporation
Dated: October 19, 2010	By:	/s/ Melissa A. Seeger
		Name:	Melissa A. Seeger
		Title:	Treasurer

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